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                                  EXHIBIT 10.26

[Bank Logo]                     LOAN MODIFICATION
                                AGREEMENT


     This agreement amends the REVOLVING NOTE dated JUNE 6, 1994 ("Note") and Credit Agreement dated JUNE 6, 1994 ("Credit Agreement"), each executed by EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. ("Borrower") in favor of Bank of America NW, N.A., doing business as Seafirst Bank, successor by name change to Seattle-First National Bank ("Bank"), regarding a loan in the maximum principal amount of $10,000,000.00 (the "Loan"), which currently has a maximum principal amount of $15,000,000.00. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

          1. MATURITY DATE. The maturity date of the Note is changed to March 31, 1997. Bank's commitment to make advances to Borrower under its line of credit is also extended to MARCH 31, 1997.

          2. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note, Credit Agreement, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

          DATED March 22, 1996.


          Bank:                      Borrower:

SEATTLE-FIRST NATIONAL BANK        EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

                                   By:     /s/ Peter J. Rose
                                           -------------------------------
                                   Title:   Chief Executive Officer
                                           -------------------------------

By:      /s/ Stan Diddams
      -------------------------
Title    Vice President
      -------------------------

                                   By:     /s/ R. Jordan Gates
                                          -------------------------------
                                   Title:  Chief Financial Officer
                                          -------------------------------

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